Exhibit 10.3
BRITISH COLUMBIA Ministry of Employment and Investment Energy and Minerals Division Mineral Titles Branch Mineral Tenure Act Section 57 & 58	RECEIVED JUL 13 2004 Gold Commissioner's Office VANCOUVER, B.C.

BILL OF SALE ABSOLUTE

INDICATE TYPE OF TITLE: ☒ Mineral      ❒ Placer

MINING DIVISION: Vancouver
SELLER I, Dave Deering, 304 - 240 Saint Georges Avenue North Vancouver, BC V7L 3J1 604-990-1215 Client Number: 106394	PURCHASER Lawrence Stephenson c/o Douglas Lake Minerals 7425 Arbutus Street Vancouver, BC V6P 2T5 604-961-0203 Client Number: 125659

For and in consideration of the sum of Ten dollars ($10.00) paid to me, do hereby sell the interest as specified below in the following mineral titles:
CLAIM NUMBER OR LEASE TYPE	TENURE NUMBER	PERCENTAGE OF TITLE BEING SOLD
PAC 1	406692	100%
PAC 2	406693	100%

June 25/04 /s/ TJ Brady (Signature of Witness)	I declare that I have good title to these tenures and every right to sell the same, in witness whereof I have today signed my legal name. /s/ Dave Deering